UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 30, 2009
(Date of Earliest Event Reported)

NATIONAL HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-12629 (Commission File Number)	36-4128138 (I.R.S. Employer Identification No.)

120 Broadway, 27th Floor, New York, NY  10271
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 417-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

Extension of Purchase Agreement

On April 8, 2009, National Holdings Corporation (the “Company” “we” or “us”) entered into a definitive Securities Purchase Agreement (the “Purchase Agreement”), with Fund.Com, Inc., a Delaware corporation (the “Investor”) as previously reported on our Current Report on Form 8-K, as filed with the SEC on April 10, 2009.  On May 5, 2009, we entered into Amendment No. 1 to the Purchase Agreement which provides that the closing date of the transaction will be extended to May 29, 2009, subject to receipt by the Company of a good faith deposit from the Investor by May 11, 2009 in the amount of $200,000 for the payment of professional fees.  Pursuant to the terms of the Purchase Agreement, on April 30, 2009 we issued to the Investor 666,666 shares of our common stock.  See Item 3.02 below.

Forbearance Agreements

On February 25, 2009, the Company entered into a forbearance agreement with Bedford Oak Partners, L.P. (“Bedford Oak”) as previously reported on our Current Report on Form 8-K, as filed with the SEC on March 2, 2009. On May 6, 2009, we entered into Amendment No. 1 to the Agreement which provides that Bedford Oak will not exercise any of its rights under its 10% non-convertible promissory note until May 12, 2009.

On February 25, 2009, the Company entered into a forbearance agreement with Christopher C. Dewey, as previously reported on our Current Report on Form 8-K, as filed with the SEC on March 2, 2009.  On May 6, 2009 we entered into Amendment No. 1 to the Agreement which provides that Mr. Dewey agreed will not exercise any of its rights under its 10% non-convertible promissory note until May 12, 2009.

Christopher Dewey is a member of the Company’s board of directors.

Item 3.02         Unregistered Sales of Equity Securities.

In connection with the Purchase Agreement, the Investor provided us with an initial investment tranche of $500,000, as evidenced by the Company’s limited recourse promissory note, dated April 8, 2009 (the “Note”).  Pursuant to its terms, on April 30, 2009 the Note automatically converted into 666,666 shares of our common stock based on a $.75 per common share price.

The issuance and sale of the securities in the Financing is exempt from registration under the Securities Act of 1933 pursuant to Regulation D and Rule 506 promulgated thereunder. We have furnished certain information to the Investor as required by Regulation D, and the Investor has provided certain representations to us evidencing that it is an “accredited investor” as defined in Regulation D. We have not engaged in general solicitation or advertising with regard to the private placement and have not offered securities to the public in connection with the private placement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HOLDINGS CORPORATION
By:	/S/ MARK GOLDWASSER
Mark Goldwasser
Chief Executive Officer

Dated: May 6, 2009

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